Exhibit 10.2

FIFTH AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Fifth Amendment”) dated as of the 30th day of April, 2004 is entered into among FINANCIAL SECURITY ASSURANCE INC. (“FSA”) and FSA INSURANCE COMPANY (“FSAIC”) (each a “Borrower” and collectively, the “Borrowers”), the BANKS party hereto and BAYERISCHE LANDESBANK (formerly known as Bayerische Landesbank Girozentrale), acting through its New York Branch, in its capacity as Agent pursuant to Article XI of the Second Amended and Restated Credit Agreement (as hereinafter defined).

W I T N E S S E T H :

WHEREAS, Bayerische Landesbank Girozentrale (now known as Bayerische Landesbank), in its capacity as Bank and as Agent, Financial Security Assurance Inc., Financial Security Assurance of Maryland Inc. and Financial Security Assurance of Oklahoma, Inc. have previously entered into that Credit Agreement dated as of April 30, 1996 (the “1996 Credit Agreement”);

WHEREAS, Bayerische Landesbank Girozentrale (now known as Bayerische Landesbank), in its capacity as Bank and as Agent, Financial Security Assurance Inc., Financial Security Assurance of Maryland Inc., Financial Security Assurance of Oklahoma, Inc., Landesbank Hessen-Thüringen Girozentrale and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“RaboBank”) have entered into that First Amended and Restated Credit Agreement dated as of April 30, 1997 (the “First Amended and Restated Credit Agreement”), thereby amending and restating the 1996 Credit Agreement, and that First Amendment to First Amended and Restated Credit Agreement dated as of April 30, 1998 (the “First Amendment” which together with the First Amended and Restated Credit Agreement is herein referred to as the “1997 Credit Agreement”);

WHEREAS, Bayerische Landesbank Girozentrale (now known as Bayerische Landesbank), acting through its New York Branch acting in its capacity as Bank (“BLB”) and as Agent (“Agent”), FSA and FSAIC, Landesbank Hessen-Thüringen Girozentrale, acting through its New York Branch (“Helaba”), RaboBank, Westdeutsche Landesbank Girozentrale (now known as WestLB AG), New York Branch (“WestLB”), Deutsche Bank AG, New York Branch (“DB”), KBC Bank N.V. (“KBC”), First Union National Bank of North Carolina (“First Union”) and Norddeutsche Landesbank Girozentrale, New York Branch (“NordLB”) have entered into that Second Amended and Restated Credit Agreement dated as of April 30, 1999 (the “Second Amended and Restated Credit Agreement”), thereby amending and restating the 1997 Credit Agreement;

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, First Union and NordLB entered into the First Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2000 (the “First Amendment”);

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, First Union, NordLB, Landesbank Baden-Württemberg, acting through its New York Branch (“LBBW”) and The Bank of New York (“BNY”) entered into the Second Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2001 (the “Second Amendment”) to further amend the Second Amended and Restated Credit Agreement in order to terminate the commitment of First Union, to establish commitments by LBBW and BNY, to adjust the commitments of RaboBank and DB and to adjust the Contingent Commitments of the Part C Banks;

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, NordLB, LBBW and BNY entered into the Third Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2002 (the “Third Amendment”) to further amend the Second Amended and Restated Credit Agreement in order to amend the definition of Loss Threshold Amount and extend the Expiry Date;

WHEREAS, FSA, FSAIC, the Agent, BLB, RaboBank, Helaba, WestLB, DB, KBC, NordLB, LBBW, BNY and The Bank of Nova Scotia, New York Agency (“Scotia”) entered into the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of April 30, 2003 (the “Fourth Amendment”) to further amend the Second Amended and Restated Credit Agreement in order to amend the definition of Loss Threshold Amount, to establish the commitment by Scotia, to adjust the commitments of BLB, Helaba, RaboBank, Scotia, WestLB, NordLB and DB and extend the Expiry Date; and

WHEREAS, the parties hereto wish to further amend the Second Amended and Restated Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Second Amended and Restated Credit Agreement as follows:

SECTION 1.         AMENDMENTS.

1.1.         Termination of Commitments by RaboBank and WestLB.  The Commitments of RaboBank and WestLB under the Second Amended and Restated Credit Agreement are terminated as of the date hereof and on such date RaboBank and WestLB shall cease to be a Bank thereunder.  By executing this Fifth Amendment, RaboBank and WestLB acknowledge that they have been paid all amounts owed to them under the Second Amended and Restated Credit Agreement.  The signature pages of RaboBank and WestLB are deleted from the Second Amended and Restated Credit Agreement.  On the date hereof, RaboBank and WestLB shall each return to the Borrowers the Note made by the Borrowers in favor of RaboBank and WestLB, respectively, pursuant to the Second Amended and Restated Credit Agreement.

1.2.         Establishment of Commitment by KeyBank National Association.  The signature of KeyBank National Association (“KeyBank”) attached hereto is hereby added to the

Second Amended and Restated Credit Agreement following the signature page thereto of Scotia.  KeyBank hereby joins in the Second Amended and Restated Credit Agreement (as heretofore amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment) as a Bank party thereto and shall be a Bank (with all rights and obligations of a Bank) under the Second Amended and Restated Credit Agreement (as heretofore amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment) with the Commitment reflected in Schedule I thereto, as hereby amended.

1.3.         Amendments to Commitments.  Schedule I to the Second Amended and Restated Credit Agreement is hereby deleted and in place thereof Schedule I hereto is inserted with the Commitments adjusted accordingly.  On the date hereof the Borrowers shall execute and deliver Notes in the form of Exhibits A, B, C, D and E hereto, to BLB, LBBW, DB, KeyBank and Helaba respectively, such Notes constituting “Notes” under the Second Amended and Restated Credit Agreement.  Simultaneously with such delivery, BLB, LBBW, DB and Helaba shall return to the Borrowers the Notes previously made by the Borrowers in their favor pursuant to the Second Amended and Restated Credit Agreement.

1.4.         Amendment to Definition of “Notice Office.”  The definition of “Notice Office” contained in Section 1.01 of the Second Amended and Restated Credit Agreement is hereby amended by deleting such definition in its entirety and inserting in its place the following:

“Notice Office” shall mean the office of the Agent located at 560 Lexington Avenue, New York, New York 10022, Attention: Mr. Joseph C. Campagna, Telephone No. (212) 310-9943, Facsimile No. (212) 230-9114, or such other office as the Agent may hereafter designate in writing as such to the Borrowers.

1.5          Amendment to Section 2.01(b).  Section 2.01(b) of the Second Amended and Restated Credit Agreement is hereby amended by deleting the same in its entirety and inserting in place thereof the following:

(b)           In the event that (i) the Borrowers request a Borrowing under Section 2.01(a) and (ii) any Part B Bank shall fail to make on the date specified in the Notice of Borrowing for such requested Borrowing any Loan or any portion of a Loan required to be made by such Bank under Section 2.01(a) hereof representing such Bank’s pro rata portion (determined as described in Section 2.01(a)(i) and (ii)) of the amount of such requested Borrowing, then each Part C Bank severally agrees to make a Loan to the Borrowers on such date in an amount equal to the following:

(x) If the Defaulting Bank is The Bank of Nova Scotia, New York Agency, Landesbank Baden-Württemberg, New York Branch, as a Part C Bank, shall make a Loan to the Borrowers in an amount equal to the lesser of (A) its Part C Bank Unutilized Contingent Commitment and (B) the amount of such Defaulted Loan, and Bayerische Landesbank, New York Branch, shall have no obligation to make a Loan as a Part C Bank with respect to the Defaulted Loan of such Defaulting Bank.

(y) If the Defaulting Bank is any one or more Part B Banks other than The Bank of Nova Scotia, New York Agency, Bayerische Landesbank, New York Branch, as a Part C Bank, shall make a Loan to the Borrowers in an amount equal to the lesser of (A) its Part C Bank Unutilized Contingent Commitment and (B) the amount of each such Defaulted Loan, and Landesbank Baden-Württemberg, New York Branch, shall have no obligation to make a Loan as a Part C Bank with respect to the Defaulted Loan of any such Defaulting Bank.

1.6          Amendment to Section 2.04(b)(i).  Section 2.04(b)(i) of the Second Amended and Restated Credit Agreement is hereby amended by deleting Section 2.04(b)(i) in its entirety and inserting in its place the following:

“(i) each Part C Bank will (subject to Section 2.01(b)) make available at the Payment Office of the Agent its pro rata portion (which amount shall be determined for each Part C Bank and the Defaulting Bank in question in the manner provided in Section 2.01(b)) of such Part B Bank’s Defaulted Loan, in Dollars and in immediately available funds and”

1.7.         Amendment to Section 4.03.  Section 4.03 of the Second Amended and Restated Credit Agreement is hereby amended by deleting the second sentence therein in its entirety and inserting in its place the following:

“Amounts payable to the Agent hereunder shall be transferred to the Agent’s account at:  Wachovia Bank, National Association, ABA #:  026-005-092, Account:  Bayerische Landesbank, New York Branch, Account #:  200-1935-3009-0, Reference:  FSA Line of Credit, (or to such other account of the Agent as the Agent may specify by written notice to the Borrowers) not later than 12:00 noon, New York, New York time, on the date payment is due.”

SECTION 2.         EXTENSION OF EXPIRY DATE.

By executing this Fifth Amendment each Bank agrees to extend the Expiry Date to April 30, 2011 and the Expiry Date is hereby so extended.

SECTION 3.         FULL FORCE AND EFFECT.

The Second Amended and Restated Credit Agreement, as heretofore amended, is hereby amended to the extent provided in this Fifth Amendment and, except as specifically provided herein, the Second Amended and Restated Credit Agreement, as heretofore amended in accordance with its terms (as amended hereby), shall remain in full force and effect in accordance with its terms.

SECTION 4.         DEFINITIONS.

All capitalized terms used in this Fifth Amendment and not otherwise defined shall have the meanings set forth in the Second Amended and Restated Credit Agreement, as amended.

SECTION 5.         GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

(a)           This Fifth Amendment and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York.  Any legal action or proceeding against any Borrower with respect to this Fifth Amendment or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Fifth Amendment, any Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The Borrowers irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrowers at their addresses set forth opposite its signature below, such service to become effective 30 days after such mailing.  Except as otherwise provided in Section 4.05 of the Second Amended and Restated Credit Agreement, nothing herein shall affect the right of the Agent or any Bank under this Fifth Amendment to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower in any other jurisdiction.

(b)           Each Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Fifth Amendment or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 6.         HEADINGS.

Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not have any effect for purposes of interpretation or construction of the terms of this Fifth Amendment.

SECTION 7.         COUNTERPARTS.

This Fifth Amendment may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.

SECTION 8.         REPRESENTATIONS.

Each party hereto hereby represents and warrants to the other that this Fifth Amendment has been duly authorized and validly executed by it and that the Second Amended and Restated Credit Agreement as heretofore amended and as hereby amended constitutes its valid obligation enforceable in accordance with its terms.

SECTION 9.         CONDITIONS PRECEDENT.

As conditions precedent to the effectiveness of this Fifth Amendment, the Borrowers shall:

(a)           pay an upfront fee in the amount of $31,562.50, for distribution by the Agent to the following Banks in the amounts set forth opposite the names of such Bank:

BANK	UPFRONT FEE
BLB	$14,062.50
LBBW	$7,500.00
KeyBank	$6,250.00
Helaba	$3,750.00
Total:	$31,562.50

(b)           pay to RaboBank all amounts owed to RaboBank under the Second Amended and Restated Credit Agreement (RaboBank acknowledges the receipt of such amounts by the execution and delivery of its signature page hereto);

(c)           pay to WestLB all amounts owed to WestLB under the Second Amended and Restated Credit Agreement (WestLB acknowledges the receipt of such amounts by the execution and delivery of its signature page hereto);

(d)           execute and deliver to the Agent the Notes referred to herein in Section 1.3 hereto; and

(e)           have provided to the Agent such other documents, certificates and opinions as the Agent may reasonably request, including, without limitation, opinions of counsel to the Borrowers (the receipt of such other documents, opinions and certificates, if any, is acknowledged by the Agent’s execution and delivery of its signature page hereto).

SECTION 10.  FEES AND EXPENSES.

The Borrowers shall pay to the Agent the fees and expenses of counsel to the Agent incurred in connection with this Fifth Amendment promptly upon receipt of an invoice for such fees and expenses.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date and year first written above.

BORROWERS:

FINANCIAL SECURITY ASSURANCE INC.

By	/s/ Edsel C. Langley, Jr.
Name	Edsel C. Langley, Jr.
Title	Treasurer

FSA INSURANCE COMPANY

By	/s/ Edsel C. Langely, Jr.
Name	Edsel C. Langley, Jr.
Title	Treasurer

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AGENT:

Notice Address:		BAYERISCHE LANDESBANK, Acting
Through Its New York Branch
Bayerische Landesbank
New York Branch
560 Lexington Avenue		By	/s/	Robert J. Albano
New York, NY 10022		Name		Robert J. Albano
Attention:	Mr. Joseph C. Campagna	Title		Vice President
Vice President and Manager
Public Finance
Telephone:	(212) 310-9943	By	/s/	Richard Jackson, Jr.
Facsimile:	(212) 230-9114	Name		Richard Jackson, Jr.
		Title		Second Vice President

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BANKS:

Notice Address:		BAYERISCHE LANDESBANK, Acting
Through Its New York Branch
Bayerische Landesbank
New York Branch
560 Lexington Avenue		By	/s/	Robert J. Albano
New York, NY 10022		Name		Robert J. Albano
Attention:	Mr. Joseph C. Campagna	Title		Vice President
Vice President and Manager
Public Finance
Telephone:	(212) 310-9943	By	/s/	Richard Jackson, Jr.
Facsimile:	(212) 230-9114	Name		Richard Jackson, Jr.
		Title		Second Vice President

Wire Transfer Instructions:

Wachovia Bank, National Association
ABA#: 026-005-092
Acct. Name:	Bayerische Landesbank,
New York Branch
Account #:	200-1935-3009-0
Reference:	FSA Line of Credit

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LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE, Acting Through Its
New York Branch

By	/s/	Patricia A. South
Name		Patricia A. South
Title:		Vice President Public Finance

By	/s/	Irina Rakhlis
Name		Irina Rakhlis
Title		Credit Analyst

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DEUTSCHE BANK AG, New York Branch

By	/s/	Clinton M. Johnson
Name		Clinton M. Johnson
Title		Managing Director

By	/s/	John G. Moran
Name		John G. Moran
Title		Director

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COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.
“RABOBANK NEDERLAND”, New York
Branch

By	/s/	Brett D. Delfino
Name		Brett D. Delfino
Title		Executive Director

By	/s/	Jocelyne Lallemand
Name		Jocelyne Lallemand
Title		Vice President

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WESTLB AG, New York Branch

By	/s/	Lillian Tung Lum
Name		Lillian Tung Lum
Title		Executive Director

By	/s/	David Sellers
Name		David Sellers
Title		Executive Director

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KBC BANK N.V.

By	/s/	Robert Snauffer
Name		Robert Snauffer
Title		First Vice President

By	/s/	Dennis A. Graham
Name		Dennis A. Graham
Title		First Vice Presiden

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NORDDEUTSCHE LANDESBANK
GIROZENTRALE, New York Branch

By	/s/	Stephanie Finnen
Name		Stephanie Finnen
Title		Vice President

By	/s/	Stephen K. Hunter
Name		Stephen K. Hunter
Title		Senior Vice President

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LANDESBANK BADEN-WÜRTTEMBERG,
Acting Through Its New York Branch

By	/s/	Robert O’Brien
Name:		Robert O’Brien
Title:		Vice President

By	/s/	Gary V. Valente
Name:		Gary V. Valente
Title:		Assistant Vice President

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THE BANK OF NEW YORK

By	/s/	Evan Glass
Name:		Evan Glass
Title:		Vice President

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THE BANK OF NOVA SCOTIA, New York Agency

By	/s/	Brian S. Allen
Name:		Brian S. Allen
Title:		Managing Director

By
Name:
Title:

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Notice Address:		KEYBANK NATIONAL ASSOCIATION

KeyBank National Association		By	/s/	Mary K. Young
127 Public Square, OH-01-27-0606		Name:		Mary K. Young
Cleveland, OH 44114		Title:		Vice President
Attn:	Ms. Mary K. Young
Vice President and Portfolio Manager
Telephone:	(216) 689-4443
Facsimile:	(216) 689-4981

Wire Transfer Instructions:

Bank Name: KeyBank, National Association
ABA#: 041 001 039
Acct. Name:	Cleveland, OH
Account #:	1140228209035
Reference:	[PLEASE PROVIDE]

SCHEDULE I

COMMITMENTS

PART A

Name	Commitment

Bayerische Landesbank, New York Branch	$65,000,000

Landesbank Hessen-Thüringen Girozentrale, New York Branch	50,000,000

Deutsche Bank AG, New York Branch	45,000,000

KBC Bank N.V.	25,000,000

Landesbank Baden-Württemberg, New York Branch	40,000,000

The Bank of New York	20,000,000

Norddeutsche Landesbank Girozentrale, New York Branch	35,000,000

The Bank of Nova Scotia, New York Agency	20,000,000

KeyBank National Association	25,000,000

Total:	$325,000,000

PART B

Part B Banks

Landesbank Hessen-Thüringen Girozentrale, New York Branch

Deutsche Bank AG, New York Branch

KBC Bank N.V.

The Bank of New York

Norddeutsche Landesbank Girozentrale, New York Branch

The Bank of Nova Scotia, New York Agency

KeyBank National Association

I-1

PART C

Part C Banks and Contingent Commitments

Name	Contingent Commitment

Bayerische Landesbank, New York Branch	$70,000,000

Landesbank Baden-Württemberg, New York Branch	$10,000,000

Total	$80,000,000

I-2

EXHIBIT A

NOTE

$135,000,000	New York, New York
April 30, 2004

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of BAYERISCHE LANDESBANK, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, acting through its New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $65,000,000 constituting the Bank’s Commitment under the Agreement (defined below) plus $70,000,000 constituting the Bank’s Contingent Commitment under the Agreement or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

A-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

A-3

EXHIBIT B

NOTE

$50,000,000	New York, New York
April 30, 2004

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of LANDESBANK BADEN-WÜRTTEMBERG, acting through its New York Branch, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, acting through its New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $40,000,000 constituting the Bank’s Commitment under the Agreement (defined below) plus $10,000,000 constituting the Bank’s Contingent Commitment under the Agreement or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

B-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

B-3

EXHIBIT C

NOTE

$45,000,000	New York, New York
April 30, 2004

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of DEUTSCHE BANK AG, New York Branch (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, acting through its New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $45,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

C-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

C-3

EXHIBIT D

NOTE

$25,000,000	New York, New York
April 30, 2004

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, acting through its New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $25,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

D-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

D-3

EXHIBIT E

NOTE

$50,000,000	New York, New York
April 30, 2004

FOR VALUE RECEIVED, FINANCIAL SECURITY ASSURANCE INC. and FSA INSURANCE COMPANY (the “Borrowers”) hereby jointly and severally promise to pay to the order of LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, acting through its New York Branch, (the “Bank”), in lawful money of the United States of America in immediately available funds, at the office of Bayerische Landesbank, acting through its New York Branch, as Agent, located at 560 Lexington Avenue, New York, New York 10022, on the Expiry Date (as defined in the Agreement referred to below) the principal sum of $50,000,000 constituting the Bank’s Commitment under the Agreement (defined below) or, if less, the then unpaid principal amount of all Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

The Borrowers, jointly and severally, promise also to pay interest on the unpaid principal amount hereof in like money at said office at the rates and at the times provided in Section 2.06 of the Agreement.

This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement, dated as of April 30, 1999, among the Borrowers and the Banks from time to time party thereto (including the Bank), and Bayerische Landesbank, acting through its New York Branch, as Agent (as amended, modified and supplemented from time to time, the “Agreement”), and is entitled to the benefits thereof.  This Note is secured by the Security Agreement (as defined in the Agreement).  As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Expiry Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

Except as otherwise provided in the Agreement, the Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such notations shall not affect the validity of the Borrowers’ obligations hereunder.

THE PAYMENT OBLIGATIONS OF THE BORROWERS UNDER THIS NOTE ARE LIMITED AS PROVIDED IN SECTION 4.05 OF THE AGREEMENT.

THIS NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

THIS NOTE HAS BEEN DULY EXECUTED UNDER SEAL BY THE DULY AUTHORIZED REPRESENTATIVES OF THE BORROWERS AS OF THE DATE FIRST WRITTEN ABOVE.

FINANCIAL SECURITY ASSURANCE INC.

By
Name
Title

FSA INSURANCE COMPANY

By
Name
Title

E-2

GRID

Date	Amount of Loan	Unpaid Principal Paid or Prepaid	Principal Amount of Note	Notation Made by

E-3